UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

MARINE PETROLEUM TRUST

(Exact name of Registrant as specified in its charter)

Texas	000-08565	75-6008017
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o The Trustee, U.S. Trust, Bank of America, Private Wealth Management P. O. Box 830650 Dallas, Texas	75283-0650
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (800) 985-0794

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2014, the unit holders of Marine Petroleum Trust (the “Trust”) acted by a way of written consent (pursuant to a consent solicitation, and in lieu of a special meeting of unit holders) (the “Consent”).

In the Consent, unit holders of the Trust were asked to consider and vote upon (i) the appointment of Southwest Bank as successor corporate trustee of the Trust and (ii) certain amendments to the Restated Marine Petroleum Trust Indenture dated January 1, 1984 (the “Indenture”), as more fully described in the definitive consent solicitation statement filed by the Trust with the Securities Exchange Commission on March 31, 2014, as amended.

Of the 2,000,000 units outstanding and entitled to act pursuant to the Consent, 1,333,050 units voted. As such, a majority of the outstanding units of the Trust acted pursuant to the Consent.

The proposals voted on by the unit holders in the Consent and the voting results are set forth below.

1. Proposal to approve the appointment of Southwest Bank as successor corporate trustee to serve as trustee of the Trust once the resignation of Bank of America, N.A., the current Trustee of the Trust, takes effect, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,301,412	9,565	13,114	8,959

2. Proposal to approve an amendment to the Indenture to permit a bank other than a national bank to serve as trustee of the Trust, was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,273,304	16,284	34,502	8,960

3. Proposal to approve certain amendments to the Indenture regarding ministerial items, as described in the notice and proxy statement, was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,260,520	15,745	47,824	8,961

4. Proposal to approve certain amendments to the Indenture regarding expert advice on termination, as described in the notice and proxy statement, was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,246,768	42,777	34,544	8,961

5. Proposal to approve certain amendments to the Indenture regarding a direct registration system, as described in the notice and proxy statement, was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,258,645	15,441	50,004	8,960

6. Proposal to approve certain amendments to the Indenture regarding asset sales, as described in the notice and proxy statement, was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,218,471	55,361	50,256	8,962

7. Proposal to approve certain amendments to the Indenture regarding electronic consent or consent at a meeting, as described in the notice and proxy statement, was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,269,084	18,698	36,309	8,959

8. Proposal to approve certain amendments to the Indenture regarding investments, as described in the notice and proxy statement, was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,264,410	26,329	42,309	0

9. Proposal to approve an amendment to the Indenture to extend the Trust, as described in the notice and proxy statement, was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,271,342	11,169	41,578	8,961

Forward-looking Statements

Any statements in this Current Report on Form 8-K and the exhibits filed or furnished herewith about plans for the Registrant, the expected timing of the completion of the proposed resignation of the Trustee or appointment of a successor trustee, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” “may,” “intends” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to the inability of the Trustee to resign or Southwest Bank to assume duties as successor trustee due to the failure to obtain necessary unitholder or court approval or the failure to satisfy other conditions set forth in the Trustee’s notice of resignation.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in the materials represent the Trustee’s views as of the date hereof. The Trustee anticipates that subsequent events and developments may cause its views to change. However, while the Trustee may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Trustee’s views as of any date subsequent to the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINE PETROLEUM TRUST

By:	U.S. TRUST, BANK OF AMERICA PRIVATE WEALTH MANAGEMENT (IN ITS CAPACITY AS TRUSTEE OF MARINE PETROLEUM TRUST AND NOT IN ITS INDIVIDUAL CAPACITY OR OTHERWISE)

By:	/s/ RON E. HOOPER
Ron E. Hooper
Senior Vice President

Date: May 29, 2014